SECURITY AND PLEDGE AGREEMENT


      THIS SECURITY AND PLEDGE AGREEMENT, dated as of November 12, 1998 ("Agreement"), is made by NORTH AMERICAN VACCINE, INC., a Canadian corporation ("NAVA" or "Pledgor"), in favor of BANKERS TRUST COMPANY, as trustee (the "Trustee") for the holders (the "Holders") of the Securities(as defined herein).


                                 R E C I T A L S

      Pledgor and the Trustee have entered into an indenture dated as of November 12, 1998 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Pledgor is issuing on the date hereof $25,000,000 in aggregate principal amount at maturity of its 4.5% Secured Convertible Notes due 2003 (the "Securities"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Indenture.

      It is a condition precedent to the purchase of the Securities by the Holders that Pledgor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

      Unless otherwise defined in this Agreement, terms defined in Article 9 of the Uniform Commercial Code in effect in the State of Maryland (the "Code") are used in this Agreement as such terms are defined there.

      NOW THEREFORE, in consideration of the premises, and in order to induce the Holders to purchase the Notes, the Pledgor hereby agrees with the Trustee for its benefit and the ratable benefit of the Holders as follows:

      SECTION 1.  Pledge and Security Interest.

      Pledgor hereby assigns and pledges to the Trustee for its benefit and for the ratable benefit of the Holders, and hereby grants to the Trustee for its benefit and for the ratable benefit of the Holders, a continuing security interest in all of its right, title and interest in the following collateral owned by the Pledgor (collectively, the "Collateral"):

            (i) The equipment and related assets more particularly described on Annex A hereto ("Equipment").

            (ii) The United States patent more particularly described on Annex B hereto ("Patent").

      SECTION 2.  Security for Obligations.

      (a) This Agreement secures the payment and performance when due (whether for principal, interest, fees, expenses or otherwise, at stated maturity, by acceleration or otherwise) of the obligations of the Pledgor under the Indenture or under this Agreement (the "Secured Obligations").

      (b) The Pledgor and the Holders, by such Holders' acceptance of the Securities, hereby confirm that it is the intention of all such parties that the pledge contemplated by this Agreement not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as defined in the Indenture), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Agreement. To effectuate the foregoing intention, the Holders and the Pledgor hereby irrevocably agree that the obligations of the Pledgor under this Agreement shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of the Pledgor that are relevant under such laws, result in the obligations of the Pledgor under this Agreement not constituting a fraudulent transfer or conveyance

      (c) Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by Pledgor to the Holders under the Indenture and the Securities but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.

      SECTION 3.  Delivery of Collateral.

            All certificates or instruments representing or evidencing any and all of the Collateral shall be delivered to and held by or on behalf of the Trustee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee. The Trustee shall have the right, at any time in its discretion and without notice to Pledgor after the occurrence of an Event of Default, to transfer to or to register in the name of the Trustee or any of its nominees any or all of the Collateral.

      SECTION 4.  Representations and Warranties.

      (a)  Pledgor represents and warrants as follows:

            (i) The execution, delivery and performance by Pledgor of this Agreement are within Pledgor's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of Pledgor or of any agreement, judgment, injunction, order, decree or other instrument, binding upon Pledgor or result in the creation or imposition of any Lien on any assets of Pledgor, except for the security interests granted under this Agreement.



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




            (ii) This Agreement creates a valid and perfected first priority security interest in the Collateral (subject in all instances to the interests of landlords' in the Equipment as provided in related leasehold agreements) securing the payment of the Secured Obligations. All filings and other actions necessary or desirable to perfect and protect the foregoing security interest have been duly taken by the Pledgor.

            (iii) Pledgor is, and at the time of delivery of any Collateral to the Trustee pursuant to Section 3 of this Agreement will be, the legal and beneficial owner of the Collateral, free and clear of any Lien or claims of any Person except for the interests of landlords' in the Equipment and the lien and security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Trustee relating to this Agreement.

            (iv) This Agreement has been duly executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or general principles of equity.

            (v) Except as discussed in the Offering Circular distributed in connection with the sale of the Securities, no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of Pledgor, threatened by or against Pledgor with respect to this Agreement or the pledge of Collateral by Pledgor contemplated hereby, except in each case for such litigations, investigations or proceedings that, singly or in the aggregate, are not reasonably likely to result in a material adverse effect on (i) the business, properties, operations, assets, liabilities, net worth, condition (financial or otherwise) or prospects of Pledgor and its consolidated subsidiaries, taken as a whole or (ii) the ability of Pledgor to perform any of its obligations under this Agreement or the Indenture;

            (vi) Other than has been or will be made or obtained, no consent of any other Person and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required either for the pledge by Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, (ii) the perfection or maintenance of the pledge created hereby (including the first priority nature of such pledge) or (iii) except for the exercise by the Trustee of the remedies in respect of the Collateral pursuant to this Agreement.

            (vii) The principal place of business and chief executive office of Pledgor and the office where Pledgor keeps its records concerning the Collateral are located at



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




                  North American Vaccine, Inc.
                  10150 Old Columbia Road
                  Columbia, Maryland 21046
                  Attention:  Daniel J. Abdun-Nabi
                  Tel:  (410) 309-7100          Fax:  (410) 309-4077

            (viii) As of the date hereof, all information set forth herein relating to the Collateral is accurate and complete in all respects.

      SECTION 5.  Further Assurances.

      (a) Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver or use its best efforts to cause to be executed and delivered all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Trustee may request, in order to perfect and protect the priority of the Trustee's security interest in the Collateral, any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Trustee may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

      (b) Pledgor hereby authorizes the Trustee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Pledgor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

      (c) Pledgor will furnish to the Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Trustee may reasonably request, all in reasonable detail.

      SECTION 6.  As to Equipment.

      (a) Pledgor shall keep the Equipment at the places therefor specified herein or, upon 30 days prior written notice to the Trustee, at such other places in a jurisdiction where all action required by Section 5 shall have been taken with respect to the Equipment.

      (b) Pledgor shall cause the Equipment to be maintained and preserved in accordance with its existing practices and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Pledgor shall promptly furnish to the Trustee a statement respecting any loss or damage to any of the Equipment.



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




      SECTION 7.

            Covenants. Pledgor covenants and agrees with the Trustee and the Holders from and after the date of this Agreement until the Secured Obligations have been paid in full:

      (a) Except as permitted by the Indenture and this Agreement, Pledgor will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral, (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except as permitted hereunder, or (iii) transfer or otherwise dispose of any Collateral or take any corporate action to authorize the transfer or disposition of any Collateral, accept as contemplated herein.

      (b) Pledgor agrees that it will not enter into any agreement or understanding that purports to or may restrict or inhibit the Trustee's rights or remedies hereunder, including, without limitation, the Trustee's right to sell or otherwise dispose of the Collateral.

      (c) Pledgor shall keep its principal place of business and chief executive office and the office where it keeps its records concerning the Collateral at the location specified in Section 4(a)(vii) above or, upon 30 days' prior written notice to the Trustee, at such other location in a jurisdiction where all actions required by Section 5 above shall have been taken with respect to the Collateral. Pledgor will hold and preserve such records and will permit representatives of the Trustee at any time during normal business hours to inspect and make copies or abstracts from such records and chattel paper.

      (d) Pledgor will at all times be the sole beneficial owner of the Collateral.

      SECTION 8.  Trustee Appointed Attorney-in-Fact.

            In addition to all of the powers granted to the Trustee pursuant to the Indenture but subject to the limitations in this Agreement, Pledgor hereby irrevocably appoints the Trustee as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in the Trustee's discretion to take any action and to execute any instrument which the Trustee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

      (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

      (b) to receive, endorse and collect any drafts or other instruments and documents, in connection with clause (a) above, and



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




      (c) to file any claims or take any action or institute any proceedings that the Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Trustee with respect to any of the Collateral.

      SECTION 9.  Trustee May Perform.

            If Pledgor fails to perform any agreement contained herein, the Trustee, subject to the limitations in this Agreement, below, may itself perform, or cause performance of, such agreement, and the expenses of the Trustee, including the fees and expenses of its counsel, incurred in connection therewith shall be payable by Pledgor.

      SECTION 10.  The Trustee's Duties.

            The powers conferred on the Trustee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, lenders or other matters relative to any Collateral, whether or not the Trustee or any Holder has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Trustee accords trust property.

      SECTION 11.  Subsequent Changes Affecting Collateral.

            Pledgor represents to the Trustee and the Holders that Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral, and Pledgor agrees that the Trustee and the Holders shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. Pledgor covenants that it will not vote or take any other action to sell or otherwise dispose of, or grant any option, or create or permit to exist any Lien upon or, with respect to any of the Collateral except with respect to Collateral released from this Agreement or sales or dispositions of Collateral in accordance with this Agreement and the Indenture. Pledgor will defend the right, title and interest of the Trustee and the Holders in and to the Collateral against the claims and demands of all Persons.

      SECTION 12. Remedies Upon Default. If any Event of Default shall have occurred and be continuing.

      (a) (i) The Trustee and the Holders may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Code, and the Trustee may also in its sole discretion, (i) require Pledgor to, and Pledgor hereby agrees that it will, at its expense and


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




upon request of the Trustee forthwith, assemble all or part of the Collateral as directed by the Trustee and make it available to the Trustee at a place to be designated by the Trustee that is reasonably convenient to both parties, and
(ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms and otherwise in such manner as the Trustee may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. Each purchaser at any such sale shall hold the property sold absolutely free from any claim, encumbrance or right on the part of Pledgor, and, with respect to any such Collateral sold upon default, Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against the Trustee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Trustee accepts the first offer received and does not offer such Collateral to more than one offeree.

      (b) The Trustee may exercise any and all rights and remedies of Pledgor in respect of the Collateral, including, without limitation, any and all of the rights of Pledgor to demand or otherwise require payment of any amount under, or performance of any provision of, the Indenture.

      (c) All payments received by Pledgor in respect of the Collateral shall be received in trust for the benefit of the Trustee, shall be segregated from other funds of Pledgor and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary endorsement).

      SECTION 13.  Application of Proceeds.

            After and during the continuance of an Event of Default, any cash held by the Trustee as Collateral and all cash proceeds received by the Trustee (all such cash being "Proceeds") in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by the Trustee of its remedies as a secured creditor as provided in this Agreement shall be applied promptly from time to time by the Trustee as follows:

            First, to the payment of the costs and expenses of such sale, collection or other realization, including reasonable compensation to the Trustee and its agents and counsel, and all fees, expenses, liabilities and


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advances  made  or  incurred  by the  Trustee  and its  agents  and  counsel  in connection therewith;

            Second, to the payment of the Secured Obligations in accordance with the Indenture;

            Third, after payment in full of all Secured Obligations, to Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

      SECTION 14.  Indemnity and Expenses.

      (a) Pledgor agrees to indemnify the Trustee (which for purposes of this Section shall include its officers, directors, employees, and agents) from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses, or liabilities resulting from the Trustee's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. This indemnity shall survive the termination of this Agreement and the resignation or removal of the Trustee.

      (b) Pledgor will upon demand pay to the Trustee the amount of any and all reasonable expenses, including the reasonable fees, expenses and disbursements of its counsel and of any experts and agents, which the Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or the realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Trustee or the Holders hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

      (c) Pledgor agrees to pay fees and expenses of White & Case, Trustee's counsel, on or prior to the Closing Date, as defined in the Indenture, in connection with the preparation, execution, and delivery of this Agreement.

      SECTION 15.  Security Interest Absolute.

            The obligations of Pledgor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against Pledgor to enforce this Agreement. All rights of the Trustee and the Holders and security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

      (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;



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      (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

      (c) any taking, exchange, surrender, release or non-perfection of any Liens on any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Secured Obligations; or

      (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Secured Obligations or of this Agreement.

      SECTION 16.  Substitution of Collateral.

            Notwithstanding any provisions of this Agreement, Pledgor shall have the right, from time to time, to substitute other collateral ("Substitute Collateral") for all or any portion of the Collateral then subject to this Agreement; provided, however, that (i) in the event that the Substitute Collateral is equipment, the acquisition cost of such equipment shall be equal to or greater in value than the Equipment to be released from the terms of this Agreement, as established by an Officers' Certificate; and (ii) the aggregate value on the date of substitution of other Substitute Collateral and any existing Collateral that will remain subject to this Agreement following such substitution shall be not less than the aggregate face value of Securities then outstanding. Under any substitution, the Pledgor and Trustee will execute such documents and take such actions as may be reasonably necessary to release the Collateral being released from this Agreement and to subject the Substitute
Collateral to the provisions of this Agreement. All costs in connection therewith shall be borne solely by Pledgor.

      SECTION 17.  Amendments, Waivers and Consents.

            No amendment or waiver of any provision of this Agreement, and no consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Any amendment or waiver of any provision of this Agreement and any consent to any departure by Pledgor from any provision of this Agreement shall be effective only if made or given in compliance with all of the terms and provisions of the Indenture and neither the Trustee nor any Holder shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of the Trustee or any Holder to exercise, or delay in exercising, any right, power or privilege hereunder shall not operate as waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustee or any Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Trustee or such Holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.



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            SECTION 18.  Addresses for Notices.

             All notices and other communications provided for hereunder shall be in the form and manner, and delivered to each of the parties hereto at their respective addresses, as set forth or provided for in the Indenture.

      SECTION 19.  Concerning the Trustee.

      (a) Pursuant to the Indenture, the Holders shall have the right, by one or more instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Trustee, or of exercising any trust or power conferred on the Trustee, or for the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Agreement; provided that
(i) such discretion shall not conflict with the provisions of any law or of this Agreement or the Indenture, (ii) the Trustee be adequately secured and indemnified as provided in the Indenture and (iii) such direction does not involve the Trustee in personal liability and is not unjustly prejudicial to the Holders not consenting. Nothing in this Section 18(a) shall impair the right of the Trustee in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction. The Trustee shall have no duty to take or refrain from taking any action unless explicitly required herein.

      (b) The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which other Trustees, in similar transactions, accord similar property in similar situations, it being understood that neither the Trustee nor any Holder shall have responsibility for
(a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Trustee has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve the rights against any Person with respect to any Collateral.

      (c) The Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein, all of which are made solely by Pledgor. The Trustee makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of Pledgor thereto or as to the security afforded by this Agreement, or as to the validity, execution (except the Trustee's own execution), enforceability, legality or sufficiency of this Agreement, and the Trustee shall incur no liability or responsibility in respect of any such matters.

      (d) The Trustee shall have the same rights with respect to any obligation secured hereunder held by it as any other secured party and may exercise such rights as though it were not the Trustee hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with Pledgor as if it were not the Trustee.

      (e) For purposes of this Agreement, in the performance of the duties and obligations hereunder the Trustee shall be entitled to the benefits of the terms and provisions of the Indenture.

      SECTION 20.  Termination.

            Subject to Section 23 of this Agreement, when all the Secured Obligations have been indefeasibly paid in full in accordance with the terms of the Indenture, this Agreement shall terminate, and the Trustee shall, upon the written request and at the expense of Pledgor, forthwith assign, transfer and deliver, against receipt and without recourse to the Trustee, such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof to or on the order of Pledgor. Pledgor agrees to file and record any and all necessary or applicable terminations or releases including Form UCC-3.


      SECTION 21.  Continuing Security Interest; Transfer of Notes.

            This Agreement shall create a continuing security interest in the Collateral and shall, unless otherwise provided in the Indenture or this Agreement, (a) remain in full force and effect until indefeasible payment in full is made of all Secured Obligations in accordance with the terms of the Indenture, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee, the Holders and each of their respective successors, transferees and assigns.

      SECTION 22.  Separability Clause.

            In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 23.  Reinstatement.

            This Agreement shall continue to be effective or be reinstated if at any time any amount received by the Trustee or any Holder in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Trustee or any Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Pledgor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for Pledgor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

      SECTION 24.  Governing Law; Terms.

            This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Indenture, terms defined in Article 9 of the Uniform Commercial Code as in effect in the State of Maryland are used herein as therein defined.

      SECTION 25.  Counterparts.

            This Agreement may be signed in any number of counterparts with the same effect as if the signature thereto and hereto were upon the same instrument.

      IN WITNESS WHEREOF, Pledgor and the Trustee have each caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.






                                    PLEDGOR:

                                    NORTH AMERICAN VACCINE, INC.


                                    By:/s/ Daniel J. Abdun-Nabi
                                       ---------------------------------
                                       Daniel J. Abdun-Nabi, Senior Vice
                                            President-Legal Affairs




                                    By:/s/ Lawrence J. Hineline
                                       -------------------------------------
                                       Lawrence J. Hineline, Vice President-
                                            Finance






                                     TRUSTEE:

                                     BANKERS TRUST COMPANY,
                                        as Trustee


                                     By:/s/ Ednora G. Linares
                                        --------------------------------
                                        Title: Assistant Vice President

                                     Four Albany Street
                                     New York, New York 10006
                                     Attention: Corporate Trust and Agency
                                                Services

                                                                        ANNEX A



NORTH AMERICAN VACCINE, INC. AND SUBSIDIARIES
COLLATERAL FOR CONVERTIBLE DEBT OFFERING
AS OF SEPTEMBER 30, 1998

TYPE OF COLLATERAL                      LOCATION                     PAGES    CLASS     ACQUIRED        ACCUMULATED       NET BOOK
                                                                                         VALUE         DEPRECIATION        VALUE
MANUFACTURING EQUIPMENT                                               1-8       1E    9,838,057.34      6,192,688.99    3,645,368.35
                                                                     41-56      EA    3,771,202.21      1,901,889.35    1,869,312.86
                                        12040 Indian Creek Court     82-88      PE    3,693,886.87      3,673,624.60       20,262.27
                                                                                    ------------------------------------------------
                                        Beltsville, MD                               17,303,146.42     11,768,202.94    5,534,943.48
                                                                                    ------------------------------------------------

                                                                                    ------------------------------------------------
MANUFACTURING EQUIPMENT                 12140 Indian Creek Court      8-14      2E    1,162,376.10        776,796.99      385,579.11
                                                                                    ------------------------------------------------
                                        Beltsville, MD

MANUFACTURING EQUIPMENT                 9000 Virginia Manor Road
                                                                                    ------------------------------------------------
                                        Beltsville, MD               18-20      5E      457,991.65        115,808.51      342,183.14
                                                                                    ------------------------------------------------

OFFICE EQUIPMENT                                                       21       5O      998,040.77        727,319.14      270,721.63
                                                                     22-23      6O       37,207.03          2,916.61       34,290.42
                                                                     57-82      OF    2,760,893.03      2,066,486.00      694,407.03
                                                                                    ------------------------------------------------
                                        Various                                       3,796,140.83      2,796,721.75      999,419.08
                                                                                    ------------------------------------------------

RESEARCH & DEVELOPMENT EQUIPMENT                                     21-22      6E      117,023.29          4,586.96      112,436.33
                                                                     28-38      CE    1,818,154.25      1,594,776.10      223,378.15
                                                                     38-41      DE      728,418.49        346,162.13      382,256.36
                                                                     56-57      ME      259,464.38        164,836.67       94,627.71
                                                                     88-89      SE      171,827.71        138,877.36       32,950.35
Less Truck included in the SE Class $                                  88       SE      (21,580.55)       (21,580.55)              -
                                                                                    ------------------------------------------------
                                        Various                                       3,073,307.57      2,227,658.67      845,648.90
                                                                                    ------------------------------------------------

TOTAL OWNED EQUIPMENT                                                               $25,792,962.57    $17,685,188.86   $8,107,773.71
                                                                                    ================================================
